                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 9th day of March, 1997.




                                  /s/ Paul Bancroft, II
                                  -----------------------------------
                                  Paul Bancroft, III

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of March, 1997.




                                  /s/ Alton S. Brann
                                  -----------------------------------
                                  Alton S. Brann

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of March, 1997.




                                  /s/ Orion L. Hoch
                                  -----------------------------------
                                  Orion L. Hoch

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of March, 1997.




                                  /s/ Joseph T. Casey
                                  -----------------------------------
                                  Joseph T. Casey

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 1997.




                                  /s/ Michael E. Keane
                                  -----------------------------------
                                  Michael E. Keane

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of March, 1997.




                                  /s/ Charles A. Cusumano
                                  -----------------------------------
                                  Charles A. Cusumano

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 1997.




                                  /s/ Steven B. Sample
                                  -----------------------------------
                                  Steven B. Sample

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 1997.




                                  /s/ William C. Edwards
                                  -----------------------------------
                                  William C. Edwards

                                                                   EXHIBIT 24(a)

                                  POWER OF ATTORNEY

                              --------------------------

                                  WESTERN ATLAS INC.
                            COMMON STOCK ($1.00 PAR VALUE)

                              --------------------------

    The undersigned, a Director and/or Officer of WESTERN ATLAS INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael
E. Keane, Norman L. Roberts, and Virginia S. Young, or any one of them, his or her true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of such shares of Western Atlas Inc. Common Stock ($1.00 par value) which may be issued pursuant to the exercise of stock options granted in substitution for previously outstanding options to purchase Norand Corporation Common Shares (as such substitution is implemented under the terms of the Agreement and Plan of Merger among the Company, WAI Acquisition Corp., and Norand Corporation), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 1997.




                                  /s/ Claire W. Gargalli
                                  -----------------------------------
                                  Claire W. Gargalli